 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MARCH 6, 2003

                                                    REGISTRATION NOS. 333-
                                                                       811-08333
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-14

                                   ----------

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No.  [ ]
                       Post-Effective Amendment No.  [ ]

                           NUVEEN INVESTMENT TRUST II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             333 West Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip code)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                    Copy to:

              JESSICA R. DROEGER                                ERIC F. FESS
              NUVEEN INVESTMENTS                             CHAPMAN AND CUTLER
            333 WEST WACKER DRIVE                          111 WEST MONROE STREET
           CHICAGO, ILLINOIS 60606                        CHICAGO, ILLINOIS 60603
   (NAME AND ADDRESS OF AGENT FOR SERVICE)

     It is proposed that this filing will become effective on April 7, 2003 pursuant to Rule 488.

     Approximate date of public offering: As soon as practicable after the effectiveness of the registration statement.

     The title of the securities being registered are Class A, Class B, Class C and Class R Shares of the Nuveen NWQ International Value Fund. No filling fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       [NUVEEN INVESTMENTS LOGO]

                   IMPORTANT INFORMATION FOR NUVEEN EUROPEAN
                            VALUE FUND SHAREHOLDERS

At a Special Meeting of shareholders of the Nuveen European Value Fund (the "European Fund"), you will be asked to vote upon an important change affecting your fund. The purpose of the Special Meeting is to allow you to vote on a reorganization of your fund into the Nuveen NWQ International Value Fund (the "International Fund"; the European Fund and the International Fund are collectively referred to as the "Funds").

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided the following brief overview of the issue to be voted on.

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Board of Trustees (the "Board") for the European Fund has called a Meeting of Shareholders for June 11, 2003 at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into the International Fund.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR EUROPEAN FUND SHAREHOLDERS?

A. The Board concluded that the proposed Reorganization could be expected to:
   (i) lower gross operating expenses; (ii) result in a more geographically diversified portfolio; (iii) increase efficiency and flexibility in portfolio management; (iv) reduce portfolio trading costs; and (v) broaden distribution. While the European Fund currently has lower net operating expenses after expense reimbursements, the Board has concluded that these expense reimbursements are not sustainable over time. The Board therefore believes that the Reorganization's potential benefits more than offset the potential disadvantages of the International Fund's slightly higher management fees and total net operating expenses at current reimbursement levels.

Q. WHAT ARE THE SIMILARITIES BETWEEN THE FUNDS?

A. The European Fund is similar to the International Fund in its philosophy, investment policies, and day-to-day portfolio management. Both Funds seek long-term growth by employing a value-oriented discipline to select investments in stocks of foreign companies. In addition, both Funds focus on dollar-denominated securities of such companies.

Q. ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE FUNDS' INVESTMENT POLICIES?

A. The primary difference between the Funds is the broader investment mandate of the International Fund. Where the European Fund invests almost exclusively in equity securities of large European issuers, the International Fund invests substantially all of its assets in equity securities issued outside the U.S. and can invest in mid-and small-capitalization companies as well as large-cap companies.

Q. HOW DOES THE BOARD OF THE FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board has agreed unanimously that this Reorganization is in your best interests and recommends that you vote in favor of it.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. No. Shareholders will not directly bear any fees or expenses in connection with the Reorganization. All of the European Fund's expenses associated with the Reorganization will be borne by the European Fund. However, because the Fund's investment adviser, Nuveen Institutional Advisory Corp. ("NIAC"), currently reimburses additional operating expenses above 1.30% (excluding 12b-1 service and distribution fees) for the European Fund, NIAC will effectively bear the full cost of the Reorganization.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?

A. If the reorganization is not approved, the European Fund's Board will take such actions as it deems to be in the best interests of the fund, including possible fund liquidation and closure. This is discussed in more detail in the Proxy Statement.

Q. WILL EUROPEAN FUND SHAREHOLDERS RECEIVE NEW SHARES IN EXCHANGE FOR THEIR CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of European Fund will exchange their shares for shares of the International Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the applicable share class of the Funds.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to qualify as a tax-free reorganization. As a result, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of International Fund shares you receive will be the same as the tax basis and holding period of your European Fund shares.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A. The management fee rate as a percentage of assets is slightly higher for the International Fund. Upon approval and completion of the proposed Reorganization, European Fund shareholders will pay slightly higher management fees as a percentage of net assets but will also benefit from lower gross fund operating expenses as a percentage of net assets, reflecting the larger net assets and greater economies of scale of the International Fund. The historic net expenses after expense reimbursements and waivers of the European Fund are lower than the net expenses estimated to be charged by the International Fund following the Reorganization, but only because of the voluntary reimbursement of European Fund expenses by NIAC. There can be no assurance that NIAC will continue these reimbursements if the reorganization is not approved.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders on June 11, 2003, the Reorganization is expected to take effect after the close of business on June 13, 2003.

Q. WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor or call NIAC at
   (800) 257-8787 weekdays during its business hours of 8:00 a.m. to 6:00 p.m. Central time.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling its toll free number on the proxy card(s) or by computer over the Internet (www.proxyvote.com). If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Nuveen at (800) 257-8787 weekdays form 7:00 a.m. to 7:00 p.m. Central time.

Q. WILL NUVEEN CONTACT ME?

A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

                                                       [NUVEEN INVESTMENTS LOGO]

April 16, 2003

Dear Shareholders:

We are pleased to invite you to the Special Meeting of Shareholders of the Nuveen European Value Fund (the "Special Meeting"). The Meeting is scheduled for Wednesday, June 11, 2003, at [10:00 am], Chicago time, in the [31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois].

At the Special Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, the Nuveen NWQ International Value Fund (the "International Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Nuveen European Value Fund (the "European Fund") in exchange for newly issued Class A, Class B, Class C or Class R shares of the International Fund, which will be distributed to the shareholders of the European Fund.

The reorganization should allow the European Fund shareholders to benefit from a larger, more geographically diversified portfolio, increased efficiency and flexibility in portfolio management, reduced portfolio trading costs, and broader fund distribution. While the management fee rate as of percentage of assets is slightly higher for the International Fund, European Fund shareholders should benefit from a significant reduction in gross operating expenses due to the economies of scale reached through the reorganization.

Because the benefits of the reorganization flow primarily to the European Fund, the European Fund will pay all costs associated with the reorganization. However, because the European Fund's investment adviser, NIAC, currently reimburses additional operating expenses above 1.30% (excluding 12b-1 service and distribution fees) for the European Fund, NIAC will effectively bear the full cost of the Reorganization.

The attached Proxy Statement -- Prospectus has been prepared to give you information about these proposals.

YOU ARE, OF COURSE, WELCOME TO JOIN US AT THE SPECIAL MEETING, BUT MOST SHAREHOLDERS CAST THEIR VOTES BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S). WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. BY VOTING IMMEDIATELY, YOU CAN HELP YOUR FUND AVOID THE CONSIDERABLE EXPENSE OF A SECOND PROXY SOLICITATION. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES ARE VOTED. AS AN ALTERNATIVE TO USING THE ENCLOSED PAPER PROXY CARD TO VOTE, YOU MAY VOTE EITHER BY TELEPHONE OR OVER THE INTERNET. INSTRUCTIONS FOR VOTING BY TELEPHONE OR OVER THE INTERNET ARE PROVIDED ON THE ENCLOSED PROXY CARD.

We appreciate your continued support and confidence in Nuveen and our family of investments.

Very truly yours,

---------------------------------------------------------
Jessica R. Droeger
Vice President and Secretary

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
JUNE 11, 2003

NUVEEN EUROPEAN VALUE FUND

APRIL 16, 2003

TO THE SHAREHOLDERS:

Notice is hereby given that a Special Meeting of shareholders of the Nuveen European Value Fund (the "European Fund" or a "Fund"), a series of the Nuveen Investment Trust (the "Trust"), a Massachusetts business trust, will be held in the [31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois], on Wednesday, June 11, 2003 at [10:00 a.m.], Chicago Time (the "Special Meeting"), for the following purposes:

        1. To approve an Agreement and Plan of Reorganization pursuant to which the European Fund would (i) transfer all of its assets to the Nuveen NWQ International Value Fund (the "International Fund") in exchange solely for Class A, B, C and R shares of beneficial interest of the International Fund and the International Fund's assumption of the liabilities of the European Fund, (ii) distribute such shares of the International Fund to the holders of shares of the European Fund and (iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.

        2. To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on April 9, 2003 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE 12-DIGIT CONTROL NUMBER FOUND ON THE RIGHT PORTION OF YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE 12-DIGIT CONTROL NUMBER FOUND ON THE RIGHT PORTION OF YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

PROSPECTUS/
PROXY STATEMENT

NUVEEN NWQ INTERNATIONAL VALUE FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN EUROPEAN VALUE FUND

This Prospectus/Proxy Statement is being furnished to shareholders of the Nuveen European Value Fund (the "European Fund" or a "Fund"), a series of the Nuveen Investment Trust ("NIT"), a Massachusetts business trust, and relates to the special meeting of shareholders of the European Fund to be held in the [31st floor conference room Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois,] on Wednesday, June 11, 2003 at [10:00 a.m.], Chicago Time and at any and all adjournments thereof (the "Special Meeting"). This Prospectus/Proxy Statement is provided in connection with the solicitation by the Board of Trustees of NIT of proxies to be voted at the Special Meeting, and any and all adjournments thereof. The primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the European Fund into the Nuveen NWQ International Value Fund (the "International Fund," or a "Fund") (the "Reorganization"). The Reorganization will result in shareholders of the European Fund in effect exchanging their Class A, B, C and R shares of the European Fund for corresponding Class A, B, C and R shares of the International Fund. The purpose of the Reorganization is to permit the shareholders of the European Fund to (i) achieve certain economies of scale from the International Fund's larger net asset size and the potentially lower gross operating expenses associated therewith, (ii) obtain greater portfolio diversity, (iii) lower portfolio trading costs and (iv) access broader distribution channels. The International Fund is a series of the Nuveen Investment Trust II ("NIT II," and together with NIT, the "Trusts"). The investment objective of the International Fund is to provide long-term capital appreciation. There can be no assurance that the International Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds and the Trusts is 333 West Wacker Drive, Chicago, Illinois 60606, (312) 917-7700 or (800) 257-8787. The enclosed proxy and this Prospectus/Proxy Statement are first being
sent to shareholders of the European Fund on or about April   , 2003.
Shareholders of record as of the close of business on April 9, 2003 are entitled to vote at the Special Meeting or any adjournment thereof.
                            ------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the European Fund should know before voting on the Reorganization (in effect, investing in Class A, B, C or R shares of the International Fund) and constitutes an offering of Class A, B, C or R shares of beneficial interest, par value $.01 per share, of the International Fund only. Please read it carefully and retain it for future reference. A Statement of
Additional Information dated [          ], relating to this Prospectus/Proxy
Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus of the International Fund (the "Prospectus") and Statement of Additional Information containing additional information about the International
Fund dated [          ], have been filed with the SEC and are incorporated
herein by reference. A copy of the International Fund's Prospectus is attached to this Prospectus/Proxy Statement as Appendix II. A prospectus of the European Fund and the Statement of Additional Information about the European Fund dated
          , have been filed with the SEC and are incorporated hereby reference. Copies of the foregoing may be obtained without charge by calling or writing the International Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, THE INTERNATIONAL FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE INTERNATIONAL FUND BY CALLING (800) 257-8787 OR BY WRITING THE INTERNATIONAL FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606.
                            ------------------------

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                            ------------------------

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Trusts can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Trusts, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

         THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS APRIL   , 2003.

PROSPECTUS/
PROXY STATEMENT

NUVEEN NWQ INTERNATIONAL VALUE FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN EUROPEAN VALUE FUND

TABLE OF CONTENTS

                                             PAGE
                                             ----
PROPOSAL 1: THE PROPOSED REORGANIZATION....    1
SUMMARY....................................    1
     The Reorganization....................    1
     Reasons for the Proposed
          Reorganization...................    1
     Comparison of the International Fund
          with the European Fund...........    2
RISK FACTORS...............................   12
     Similarities of Risks.................   12
     Differences in Risks..................   13
THE PROPOSED REORGANIZATION................   13
     Terms of the Agreement................   13
     Description of Securities to be
          Issued...........................   14
     Continuation of Shareholder Accounts
          and Plans; Share Certificates....   14
     Certain Federal Income Tax
          Consequences.....................   14
     Expenses..............................   15
     Rights of Shareholders................   15
     Legal Matters.........................   16

                                             PAGE
                                             ----
     Financial Statements..................   16
     Information Filed with the Securities
          and Exchange Commission..........   16
RECOMMENDATION OF THE BOARD................   16
OTHER INFORMATION..........................   17
     Shareholders of the International Fund
          and the European Fund............   17
     Shareholder Proposals.................   17
     Information Incorporated by
          Reference........................   17
     Management's Discussion and Analysis
          of Performance...................   18
VOTING INFORMATION AND REQUIREMENTS........   19

Appendix I: Agreement and Plan of
  Reorganization...........................
Appendix II: Nuveen NWQ International Value
  Fund Prospectus..........................

                    PROPOSAL 1. THE PROPOSED REORGANIZATION

A. SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/ Proxy Statement and the information attached hereto or incorporated herein by reference (including the Agreement and Plan of Reorganization). As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Trust (the "Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the European Fund and would not result in dilution of shareholders' interest. As a result of the Reorganization, shareholders of the European Fund will become shareholders of the International Fund and will cease to be shareholders of the European Fund. Shareholders should read the entire Prospectus/Proxy Statement carefully together with the International Fund's Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B, C and R shares of the International Fund only.

THE REORGANIZATION

This Prospectus/Proxy Statement is being furnished to shareholders of the European Fund in connection with the proposed combination of the Fund with and into the International Fund pursuant to the terms and conditions of the
Agreement and Plan of Reorganization dated [     ] between the European Fund and
the International Fund (the "Agreement"). The Agreement provides that the European Fund will (i) transfer all of its assets to the International Fund in exchange solely for Class A, B, C and R shares of the International Fund and the International Fund's assumption of the liabilities of the European Fund, (ii) distribute to each shareholder of the European Fund shares of the respective class of shares of the International Fund equal in value to their existing shares of the European Fund as a distribution in liquidation of the European Fund and (iii) be liquidated, dissolved and terminated as a series of NIT in accordance with NIT's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").

The Board of Trustees of NIT has determined that the Reorganization is in the best interests of the European Fund and that the interests of existing shareholders of the European Fund will not be diluted as a result of the Reorganization. The Board of Trustees of NIT unanimously approved the Reorganization and the Agreement on February 20, 2003.

The European Fund will pay all of the Fund's costs associated with the
Reorganization, which are estimated to be $[     ] (or $[     ] per share).
However, because Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser") currently reimburses additional European Fund operating expenses above 1.30% (excluding 12b-1 service and distribution fees), NIAC will effectively bear the full costs of the Reorganization.

The Board is asking shareholders of the European Fund to approve the Reorganization at the Special Meeting to be held on June 11, 2003. If shareholders of the European Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on June 13, 2003, but it may be at a different time as described herein.

If the Reorganization is not approved, the Board will take such actions as it deems to be in the best interests of the Fund, including possible Fund liquidation and closure. The Reorganization may be abandoned at any time by mutual agreement of the Boards of Trustees of NIT and NIT II or by either party in the event that the European Fund shareholders do not approve the Reorganization or if it reasonably appears that any other condition to Closing cannot be met.

THE BOARD RECOMMENDS A VOTE "FOR" THE REORGANIZATION. FOR THE EUROPEAN FUND, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

The Board believes that the proposed Reorganization would be in the best interests of the European Fund because it would permit the shareholders of the Fund to (i) achieve certain economies of scale and potentially lower gross operating expenses from the International Fund's larger net asset size, (ii) obtain greater geographic portfolio diversity, (iii) increase portfolio management flexibility and efficiency, (iv) obtain potentially lower portfolio transaction costs, and (v) access broader distribution channels.

In determining whether to recommend approval of the Reorganization to shareholders of the European Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the European Fund and the International Fund before the Reorganization and the estimated expense ratio of the International Fund after the Reorganization; (ii) the investment performance of the European Fund as compared to the International Fund under the International Fund's sub-adviser, NWQ Investment Management Company LLC, as well as the historical performance of the sub-adviser's investment strategy; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of the European Fund's shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds; (v) the compatibility of the Funds' investment objectives and policies; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred by the respective Funds as a result of the Reorganization; (viii) the future growth prospects of the European Fund; and (ix) the anticipated federal income tax consequences of the Reorganization.

In this regard, the Board reviewed information provided by the Adviser relating to the anticipated impact on the shareholders of the European Fund as a result of the Reorganization. The Board considered the probability that the Reorganization would result in the following potential benefits for shareholders of the European Fund, although there can be no assurances in this regard:

A. Achievement of Economies of Scale and Reduced Per Share Operating
   Expenses. Combining the net assets of the European Fund with the assets of the International Fund will lead to reduced gross operating expenses for shareholders of the European Fund on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. For both Funds, the Adviser currently is voluntarily waiving some or all of its fees or reimbursing certain expenses. Before these waivers/reimbursements, the gross operating expenses of the International Fund for the prior fiscal year (1.58% for Class A shares, excluding 12b-1 service and distribution fees) were lower than those of the European Fund (2.39% for Class A shares, excluding 12b-1 service and distribution fees); however, after the waivers/reimbursements the net operating expenses of the European Fund (1.30%, excluding 12b-1 service and distribution fees) were lower than those of the International Fund (1.50%, excluding 12b-1 service and distribution fees). There can be no assurance that the Adviser will continue the waivers/reimbursements for the European Fund if the Reorganization is not completed.

B. Benefits to the Portfolio Management Process. The larger net asset size of the International Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity. A larger more diverse fund may also be able to produce enhanced portfolio management flexibility than a smaller, less diverse fund. In addition, the International Fund is able to purchase securities from issuers worldwide which will allow for greater geographic diversity than currently enjoyed by the European Fund. Greater diversity has the potential to reduce risks.

C. Broader Distribution Breadth. The International Fund is able to access broader distribution channels than the European Fund, which increases its asset gathering ability. This has the potential to benefit European Fund shareholders.

The Board also considered that the costs of the Reorganization will be effectively paid by NIAC, the European Fund's adviser, regardless of whether or not the Reorganization is completed and such costs are not subject to the current waivers/reimbursements. In addition, the Board considered that the Reorganization may result in benefits and economies for the Adviser, including those from the higher advisory fee schedule for the International Fund and the elimination of the voluntary waivers/reimbursements for the European Fund.

COMPARISON OF THE INTERNATIONAL FUND WITH THE EUROPEAN FUND

Investment Objectives. The International Fund and the European Fund have similar, yet slightly different, investment objectives. The investment objective of the International Fund is to provide long-term capital appreciation. The investment objective of the European Fund is to provide over time a superior total return (income plus capital appreciation) with moderated risk. The differences are not expected to have a material impact on how the European Fund's assets are managed if the Reorganization is approved.

Investment Policies. The International Fund and the European Fund have similar investment policies, except that the International Fund pursues a broader mandate by investing in the equity securities of issuers worldwide. The European Fund invests substantially all of its assets (at least 80%) in equity securities of European issuers.

The International Fund primarily invests in U.S. dollar denominated equity securities of companies domiciled in countries other than the United States. The International Fund may invest in foreign securities either directly or indirectly through American Depositary Receipts ("ADRs") and other types of depositary receipts. ADRs are denominated in U.S. dollars and represent indirect ownership interests in securities of foreign issuers. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.

The Adviser has selected NWQ Investment Management Company, LLC ("NWQ"), to serve as the International Fund's sub-adviser and to manage the International Fund's portfolio. NWQ adheres to a disciplined, value-driven investment strategy whose aim is to provide long-term capital appreciation. NWQ emphasizes quality securities carefully chosen through in-depth research and follows those securities closely over time to assess whether they continue to meet its purchase rationale.

NWQ selects stocks for the International Fund through bottom up fundamental research focusing on both fundamental and qualitative valuation measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ also applies a strong sell discipline which considers selling a security when it shows deteriorating fundamentals, falls short of expectations and/or NWQ believes valuation is no longer compelling.

Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what NWQ believes are their full value or may go down in price. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

The European Fund invests primarily in a diversified portfolio of stocks of established, well-known companies with at least $1 billion in market capitalization that are domiciled or have their principal activities in Europe. The domicile or the location of the principal activities of a company will be the country (1) under whose laws the company is organized, (2) in which the principal trading market for the equity securities issued by the company is located, or (3) in which the company has over half its assets or derives half its revenues.

The European Fund may invest in a variety of European securities, including American Depositary Receipts (ADRs) and other types of depositary receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities, or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

Institutional Capital Corporation ("Institutional Capital") serves as the European Fund's sub-adviser and manages the European Fund's portfolio. Institutional Capital selects stocks for the European Fund from the universe of large- and mid-size European companies. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. These models consider certain factors including a stock's price-to-earnings ratio, earnings stability and cash flow. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that it believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or a new product launch, or as complex as a fundamentally improved industry outlook. Generally, Institutional Capital chooses only 20 to 30 stocks which it believes have at least 15% price appreciation potential over the next 18 months.

The primary difference between the Funds' investment policies is that the European Fund invests primarily in the equity securities of European issuers, while the International Fund invests in the equity securities of issuers worldwide. In addition, the European Fund focuses on established, well-known, large capitalization companies while the International Fund applies a multi-cap approach to select securities and, as a result, is more likely to include small and mid-capitalization companies. In evaluating the Reorganization, each European Fund shareholder should consider the impact of investing in an International fund. For a description of the risks involved in investing in an international fund, please see the section below entitled "Differences in Risks."

Board Members and Officers. The same individuals constitute the Boards of both Trusts, and the Funds have the same officers. The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently seven (7) Board Members of each Fund, one (1) of whom is an "interested person" (as defined in the 1940 Act) and six (6) of whom are not interested persons. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Sales Charges. No sales charges are applicable to the Reorganization.

Performance Information. A comparison of the total returns for the International
Fund and the European Fund for the periods ending [          ], is set forth in
the charts and tables below. Please note that on October 7, 2002, the International Fund's name, primary investment policies and sub-adviser were changed pursuant to a shareholder vote. As a result, the historical performance of the International Fund prior to such date does not reflect the investment strategy and historical performance of the International Fund's current sub-adviser, NWQ. Accordingly, also provided below is the performance of a NWQ Composite (as defined below) that reflects the historical performance of all NWQ accounts managed according to substantially the same investment strategy NWQ uses to manage the International Fund. THE HISTORICAL PERFORMANCE OF THE NWQ COMPOSITE MAY SERVE AS A MORE RELEVANT INDICATION OF THE INTERNATIONAL FUND'S FUTURE PERFORMANCE POTENTIAL.

The charts and tables below illustrate annual fund calendar year returns for each of the past four years (for the European Fund and NWQ's Portfolio Manager Composite) and for each of the past three years (for the International Fund) as well as average annual fund, NWQ Composite, and index returns for the one-year and since inception periods ended December 31, 2002. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how each Fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax.

After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

TOTAL RETURNS

                                    (CHART)

                                                % TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
                                                                EUROPEAN    INTERNATIONAL    NWQ INTERNATIONAL
                                                                    FUND             FUND        ADR COMPOSITE
--------------------------------------------------------------------------------------------------------------
1999
2000
2001
2002
Quarterly Returns (for the years covered by the bar chart):
Highest:
Lowest:
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL TOTAL
                                                                RETURNS FOR THE PERIODS
                                                                ENDED DECEMBER 31, 2002
                                                              ----------------------------
CLASS RETURNS BEFORE TAXES                                    1 YEAR       SINCE INCEPTION
------------------------------------------------------------------------------------------
International Fund (Inception
December 20, 1999)
Class B
Class C
Class R
Class A (Offer)
Class A (Offer) Returns:
  After Taxes on Distributions
  After Taxes on Distributions and Sale of Shares
European Fund (Inception May 29, 1998)
Class B
Class C
Class R
Class A (Offer)
Class A (Offer) Returns:
  After Taxes on Distributions
  After Taxes on Distributions and Sale of Shares
MSCI Europe 1X GD(1)
MSCI All Country World Free Index ex USA(1)
Lipper European Peer Group(1)
Lipper International Peer Group(1)
------------------------------------------------------------------------------------------

(1) The Class A year-to-date return on net asset value as of 3/30/03 was   % for
    the European Fund and   % for the International Fund.
    Peer group returns reflect the performance of the Lipper European Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper European Fund Category, and the Lipper International Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund Category. Peer group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The table also reflects the performance of the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. The MSCI All Country World Free Index ex-USA is a capitalization-weighted index of listed securities in 46 markets around the world including both developing and emerging markets, but excluding the U.S. Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

NWQ COMPOSITE PERFORMANCE

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/02)
----------------------------------------------------------------------------------------------------------------------
                                                          YEAR-TO-                                     SINCE COMPOSITE
                                                              DATE    1-YEAR    2-YEARS    3-YEARS    INCEPTION (1/99)
----------------------------------------------------------------------------------------------------------------------
On Offer                                                    4.99%     (0.81)%    (1.46)%     3.30%          6.21%
On NAV                                                     11.40%      5.24%      1.50%      5.36%          8.02%
MSCI
EAFE
Index                                                      (1.62)%    (9.49)%   (16.85)%    (6.78)%        (4.79)%
----------------------------------------------------------------------------------------------------------------------

The total returns and yields are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of expense reimbursements for the International Fund and the European Fund, the Funds' total returns would have been reduced.

NWQ Performance. The table above presents the historic performance of the NWQ International Value Equity (ADR) Composite (the "NWQ Composite"), adjusted to reflect the historical expenses of the International Fund's Class A shares. The NWQ Composite reflects all individually managed accounts (as of [June 30, 2002,] 12 accounts totaling $2.2 million) which have been managed according to substantially similar investment objectives and policies as the International Fund.

Performance results prior to March 19, 2001 represent the performance of Paul Hechmer, the Portfolio Manager, while employed at a firm prior to joining NWQ. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the International Fund, which affect Fund performance. It is assumed that an investor paid a maximum Class A sales charge of 5.75%, and the Class A estimated gross operating expenses of [1.90%] for the current fiscal year were deducted from the Composite's gross-of-fee returns. The chart would be different for a Class B, C or R investment because of their different sales charges and expenses, which are primarily differences in distribution and service expenses. The Composite's inception date is January, 1999. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of companies in Europe, Australia and the Far East. [As of April 2002, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.] Index returns assume reinvestment of all net dividends but do not include any brokerage commissions, sales charges or other fees. Net dividends reflect the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This chart does not represent past or future performance of the International Fund.

Investment Adviser. The International Fund and the European Fund are both managed by the Adviser. The Adviser is an affiliate of Nuveen Investments LLC ("Nuveen"), which is also the principal underwriter of each Fund's shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange Traded Funds. Nuveen and the Adviser are subsidiaries Nuveen Investments, Inc. which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property liability insurance through subsidiaries. The Adviser has overall responsibility for the management of the Funds. The Adviser oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser has selected NWQ Investment Management Company, LLC ("NWQ"), 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the International Fund. Nuveen Investments, Inc. purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, and its sole managing member is Nuveen Investments, Inc.

NWQ formerly was an affiliate of Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $6.8 billion in assets as of January 31, 2002. Paul J. Hechmer, Vice President and International Portfolio Manager of NWQ since March 2001, is the portfolio manager of the fund and has held such position since October 7, 2002. From August 1998 through March 2001, Mr. Hechmer served as Portfolio Manager and Senior Equity Analyst for Palley-Needelman's International Value Portfolios. From October 1996 through January 1998, Mr. Hechmer was Senior Equity Analyst (international) for Founders Asset Management.

The Adviser has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as sub-adviser to manage the investment portfolio of the European Fund. Institutional Capital is an institutional investment management firm that was founded in 1970 and has approximately $10 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 14 investment professionals. Mr. Robert
H. Lyon, President, owns shares representing 51% of its voting rights. In addition, Nuveen Investments, Inc. owns a 20% equity interest in Institutional Capital.

Advisory and Other Fees. The contractual advisory fees and total operating expenses of the International Fund are different from those of the European Fund. Pursuant to an investment management agreement between the Adviser and the Trust, the International Fund and the European Fund pay the Adviser annual management fees at the rates set forth below:

                               INTERNATIONAL FUND

---------------------------------------------------
AVERAGE DAILY NET ASSET VALUE        MANAGEMENT FEE
---------------------------------------------------
For the first $125 million            1.0500 of 1%
For the next $125 million             1.0375 of 1%
For the next $250 million             1.0250 of 1%
For the next $500 million             1.0125 of 1%
For the next $1 billion               1.0000 of 1%
For assets over $2 billion             .9750 of 1%
---------------------------------------------------

                                 EUROPEAN FUND

---------------------------------------------------
AVERAGE DAILY NET ASSET VALUE        MANAGEMENT FEE
---------------------------------------------------
For the first $125,000,000              9500 of 1%
For the next $125,000,000               9375 of 1%
For the next $250,000,000               9250 of 1%
For the next $500,000,000               9125 of 1%
For the next $100,000,000               9000 of 1%
For assets over $200,000,000            8750 of 1%
---------------------------------------------------

For the fiscal year ended [     ], the International Fund paid the Adviser
$[     ] (after expense reimbursement) and would have paid $[     ] (assuming no
expense reimbursement). For the fiscal year ended [     ], the European Fund
paid the Adviser $[     ] (after expense reimbursement) and would have paid
$[     ] (assuming no expense reimbursement). For a complete description of the advisory services provided to the Funds, see the International Fund and the European Fund Summaries in each Fund's Prospectus and the sections of each Fund's Prospectus and Statement of Additional Information entitled "Who Manages the Funds" and "Fund Manager and Sub-Advisers," respectively.

For the European Fund, the Adviser is currently voluntarily waiving some or all of its fees or reimbursing certain expenses. Before these waivers/reimbursements, the gross operating expenses of the International Fund were lower for the most recent fiscal year than those of the European Fund; however, after the waivers/reimbursements the net operating expenses of the European Fund were lower for the most recent fiscal year than those of the International Fund. There can be no assurance that such waivers or reimbursements will continue for the European Fund if the Reorganization is not completed. Nevertheless, the net operating expenses of the combined fund are expected to be modestly higher than those of the European Fund.

The International Fund and the European Fund have adopted similar distribution and service plans (the "Distribution and Service Plans") pursuant to Rule 12b-1 under the 1940 Act. Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes. For a complete description of these arrangements with respect to the International Fund, see the sections of the NIT Prospectuses and Statement of Additional Information entitled "Fund Service Providers -- The Distributor" and "Distribution and Service Plan," respectively.

The tables below set forth (i) the fees and expenses paid by the International
Fund and the European Fund during the fiscal year ended [          ] and (ii)
pro forma expenses for the combined fund for Class A, B, C and R shares.

                            EXPENSE COMPARISON TABLE

-------------------------------------------------------------------------------------------------------------
                                                                                              PRO-FORMA
                                                             EUROPEAN    INTERNATIONAL    INTERNATIONAL
                                                                 FUND             FUND          FUND(1)
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES(2)
(Paid Directly From Your Investment)
Maximum Sales Charge Imposed on Purchases
Class A.....................................................    5.75%(3)      5.75%(3)
Class B.....................................................    None          None
Class C.....................................................    None          None
Class R.....................................................    None          None
Deferred Sales Charge(4)
Class A.....................................................    None(3)       None(3)
Class B.....................................................       5%(5)         5%(5)
Class C.....................................................       1%(6)         1%(6)
Class R.....................................................    None          None
ANNUAL FUND OPERATING EXPENSES(7)
Management Fees (all classes)
Class A.....................................................     .95%         1.05%
Class B.....................................................     .95%         1.05%
Class C.....................................................     .95%         1.05%
Class R.....................................................     .95%         1.05%
Distribution and Service (12b-1) Fees
Class A.....................................................     .25%          .25%
Class B.....................................................    1.00%         1.00%
Class C.....................................................    1.00%         1.00%
Class R.....................................................      --            --
Other Expenses (administrative, shareholder servicing and
  other expenses)
Class A.....................................................    1.44%          .53%
Class B.....................................................    1.61%          .55%
Class C.....................................................    1.72%          .53%
Class R.....................................................    1.55%          .51%
Total Gross Fund Operating Expenses(8)(9) (before waivers
  and reimbursements)
Class A.....................................................    2.64%         1.83%
Class B.....................................................    3.56%         2.60%
Class C.....................................................    3.67%         2.58%
Class R.....................................................    2.50%         1.56%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES
ASSUMING REDEMPTION AT THE END OF THE PERIOD
One Year:
Class A.....................................................  $  827        $  750
Class B.....................................................  $  759        $  663
Class C.....................................................  $  369        $  261
Class R.....................................................  $  253        $  159
Three Years:
Class A.....................................................  $1,348        $1,117
Class B.....................................................  $1,391        $1,108
Class C.....................................................  $1,123        $  802
Class R.....................................................  $  779        $  493
Five Years:
Class A.....................................................  $1,895        $1,508
Class B.....................................................  $1,945        $1,480
Class C.....................................................  $1,897        $1,370
Class R.....................................................  $1,331        $  850
Ten Years:
Class A.....................................................  $3,377        $2,599
Class B.....................................................  $3,623        $2,747
Class C.....................................................  $3,924        $2,915
Class R.....................................................  $2,836        $1,856
-------------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(3) Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase.

(4) As a percentage of lesser of purchase or redemption proceeds.

(5) Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

(6) Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

(7) Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

(8) The Total Operating expenses provide din the table above do not reflect expense reimbursements. Such expense reimbursements reduced the actual operating expenses for the most recent fiscal year to the levels provided below. Expense reimbursements may fluctuate and may be discontinued at any time.

                          AFTER EXPENSE REIMBURSEMENTS

    -------------------------------------------------------------------------------------------------------
                                                                                                  PRO FORMA
                                                                 EUROPEAN    INTERNATIONAL    INTERNATIONAL
                                                                     FUND             FUND             FUND
    -------------------------------------------------------------------------------------------------------
    Expense Reimbursements
    Class A                                                       (1.10)%         (.7)%
    Class B                                                       (1.27)%         (.7)%
    Class C                                                       (1.38)%         (.7)%
    Class R                                                       (1.21)%         (.7)%
    Total Net Fund Operating Expenses
      (after waivers and reimbursements)
    Class A                                                        1.54%         1.76%
    Class B                                                        2.29%         2.53%
    Class C                                                        2.29%         2.51%
    Class R                                                        1.29%         1.49%
    -------------------------------------------------------------------------------------------------------

(9) If the Reorganization is consummated, NIAC has committed to waive its fees and limit the expenses of the International Fund shares to the extent necessary to keep its total expenses (excluding any 12b-1 service and distribution fees and extraordinary expenses) from exceeding 1.50% of its average daily net assets through July 31, 2004.

Distribution, Purchase, Valuation, Redemption and Exchange of Shares. The International Fund and the European Fund offer four (4) classes of shares. The Class A shares of the International Fund and the European Fund are subject to same initial sales charge and a 0.25% annual service fee. The following Class A sales charges and commissions apply to the International Fund and the European Fund.

                      INTERNATIONAL FUND AND EUROPEAN FUND
                     CLASS A SALES CHARGES AND COMMISSIONS

                                                                                                       AUTHORIZED
                                                                                                         DEALER
                                                                      SALES CHARGE                     COMMISSION
                                                           -----------------------------------       --------------
                                                           AS % OF PUBLIC        AS % OF YOUR        AS % OF PUBLIC
PURCHASE AMOUNT                                            OFFERING PRICE       NET INVESTMENT       OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                               5.75%                6.10%                5.00
$50,000 but less than $100,000                                  4.50%                4.71%                4.00
$100,000 but less than $250,000                                 3.75%                3.90%                3.25
$250,000 but less than $500,000                                 2.75%                2.83%                2.50
$500,000 but less than $1,000,000                               2.00%                2.04%                1.75
$1,000,000 and over                                                 (1)                                       (1)
-------------------------------------------------------------------------------------------------------------------

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a CDSC of 1.00% if you redeemed your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not have to pay a CDSC on any Class A shares you purchase by reinvesting dividends.

The initial sales charge applicable to Class A shares of the International Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the International Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Class C shares of the International Fund and the European Fund do not incur a sales charge when purchased, but each are subject to a .25% annual service fee and an annual distribution fee of .75%, respectively. Class C shares are also subject to a CDSC of 1.00% if redeemed within the first year after purchase.

Class R shares of the International Fund and the European Fund have no sales charges or ongoing fees. For a complete description of the Class A, B, C and R shares, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the European Fund in connection with the Reorganization. The holding period and conversion period for Class B shares and Class C shares of the International Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the European Fund or (ii) the holder purchased such shares from any other Nuveen fund and subsequently exchanged them for shares of the European Fund.

Shares of the International Fund and the European Fund may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by Nuveen. For a complete description regarding purchase of shares and exchange of shares of the International Fund and the European Fund, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

Shares of the International Fund and the European Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the International Fund or the European Fund may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer). If any shares of the International Fund or the European Fund were purchased less than 15 days prior to your request, the Funds do not mail the redemption proceeds until the check for the purchase has cleared, which can take up to 15 days. In addition, the International Fund and the European Fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the Funds' Statement of Additional Information. In order to limit excessive exchange activity and in other circumstances where the Adviser believes doing so would be in the best interests of a Fund, the International Fund and the European Fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders are notified in the event this happens to the extent required by law.

No further purchases of the shares of the European Fund may be made after the date on which the shareholders of the European Fund approve the Reorganization, and the stock transfer books of the European Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the European Fund. Redemption requests or transfer instructions received by the European Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the International Fund credited to the accounts of the shareholders of the European Fund. Redemption requests or transfer instructions received by the European Fund after the close of business on the day prior to the date of Closing will be forwarded to the International Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the Funds' Prospectuses entitled "Investing in the Funds -- How to Sell Fund Shares."

Capitalization. The following table sets forth the capitalization of the
International Fund and the European Fund as of [          ], and the pro forma
capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                    CAPITALIZATION TABLE AS OF [           ]

--------------------------------------------------------------------------------------------------------
                                                              INTERNATIONAL     EUROPEAN
                                                                       FUND         FUND    PRO FORMA(1)
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Class A shares
    Class B shares
    Class C shares
    Class R shares
                                                              -------------    ---------    ------------
         Total
                                                              =============    =========    ============
NET ASSET VALUE PER SHARE
    Class A shares
    Class B shares
    Class C shares
    Class R shares
SHARES OUTSTANDING
    Class A shares
    Class B shares
    Class C shares
    Class R shares
                                                              -------------    ---------    ------------
         Total
                                                              =============    =========    ============
SHARES AUTHORIZED
    Class A shares                                                Unlimited    Unlimited       Unlimited
    Class B shares                                                Unlimited    Unlimited       Unlimited
    Class C shares                                                Unlimited    Unlimited       Unlimited
    Class R shares                                                Unlimited    Unlimited       Unlimited
--------------------------------------------------------------------------------------------------------

(1) The pro forma figures reflect the effect of the Reorganization.

Further Information. Additional information concerning the International Fund is contained in this Proxy Statement/ Prospectus and in the International Fund Prospectus that is attached hereto as Appendix II. Further information concerning European Fund can also be found in the European Fund Prospectus. The cover page describes how you may obtain further information.

B. RISK FACTORS

Because the investment policies of the International Fund and the European Fund are very similar, the risks of investing in the Funds are similar. The risks associated with owning shares of the International Fund are described below.

SIMILARITIES OF RISKS

The European Fund is similar to the International Fund in its philosophy, investment policies and day-to-day portfolio management. The primary difference between the Funds is that the European Fund invests in equity securities of European Issuers and the International Fund invests substantially all of its assets in equity securities issued worldwide. In addition, the investment objectives of the Funds differ to some extent. The International Fund seeks to provide long-term capital appreciation while the European Fund seeks to provide over time a superior total return (income plus capital appreciation) with moderated risk.

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the International Fund. Because of these and other risks, you should consider an investment in the International Fund to be a long-term investment.

Market risk: As a mutual fund investing all or a portion of its assets in stocks, the International Fund is subject to market risk. Market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in the International Fund will go up and down with the prices of the securities in which the International Fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

- Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

- Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

- Foreign markets may be less liquid and more volatile than U.S. markets.

- Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may effect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign currency holdings.

Emerging Markets Risk: The International Fund may invest a portion of its assets in companies located in emerging markets. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile that the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries. The International Fund does not currently have any investments in companies located in any emerging markets and has no present intention to make such investments.

Although the following risk factors are not principal risks, they may still affect your investment in the International Fund.

Inflation risk: Like all mutual funds, the International Fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the International Fund's assets can decline as can the value of the International Fund's distributions.

Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

DIFFERENCES IN RISKS

The International Fund and the European Fund do engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the International Fund are different from the risks associated with an investment in the European Fund. An investment in the International Fund may not be appropriate for all European Fund shareholders. For a complete description of the risks of an investment in the International Fund or the European Fund, see the sections in each Fund's Prospectus entitled "Risk Factors."

The differences between the Funds' investment objectives and policies result in slightly differing risks. Both Funds' investment objectives include seeking capital appreciation but the European Fund also seeks income with moderated risk. The European Fund's focus on income with moderated risk may indicate that the International Fund may be subject to more market risk than the European Fund. Also, the International Fund is able to invest up to 20% of its assets in companies located in emerging market countries while the European Fund is not permitted to invest in such companies. Such companies are generally more volatile and subject to more market risk than companies located in developed countries. Lastly, the European Fund focuses on well-known, established large capitalization stocks while the International Fund applies a multi-cap approach, resulting in an increased likelihood that the International Fund will hold more small and mid-capitalization companies. As a result, the International Fund may be subject to more market risk than the European Fund. However, the greater geographic diversity of the International Fund may result in reduced market risk for European Fund shareholders in that increased diversity generally reduces market risk.

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix I to this Prospectus/Proxy Statement.

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the International Fund series of NIT II will acquire all of the assets and the liabilities of the European Fund series of NIT on the date of the Closing in consideration for Class A, B, C and R shares of the International Fund.

Subject to the European Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur after the close of business on June 13, 2003 or such later date as soon as practicable thereafter as the International Fund and the European Fund may mutually agree.

On the date of the Closing, the European Fund will transfer to the International Fund all of its assets and liabilities. The International Fund will in turn transfer to the European Fund a number of its Class A, B, C and R shares equal in value to the value of the net assets of the Fund, transferred to the International Fund as of the date of the Closing, as determined in accordance with the valuation method described in the International Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the International Fund and the European Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

The European Fund will distribute in complete liquidation the Class A, B, C and R shares of the International Fund to the shareholders of the respective class of the European Fund promptly after the Closing and then will be liquidated, dissolved and terminated as a series of NIT in accordance with NIT's Declaration of Trust.

The European Fund has made certain standard representations and warranties to the International Fund regarding its capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

        A. the approval of the Reorganization by shareholders of the European Fund;

        B. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

        C. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

        D. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

        E. the effectiveness under applicable law of the registration statement of the International Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

        F. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to a Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the European Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the European Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the European Fund and that the interests of existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

Shares of Beneficial Interest. Beneficial interests in the International Fund being offered hereby are represented by transferable Class A, B, C and R shares, par value $0.01 per share. The Declaration of Trust of NIT II permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.

Voting Rights of Shareholders. Holders of shares of the International Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

The International Fund operates as a series of NIT II, an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the International Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Trust may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the International Fund will establish an account for each European Fund's shareholder containing the appropriate number of shares of the appropriate class of the International Fund. The shareholder services and shareholder programs of the International Fund and the European Fund are substantially identical. Shareholders of the European Fund who are accumulating shares of the European Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the European Fund, will retain the same rights and privileges after the Reorganization in connection with the International Fund Class A, B, C or R shares received in the Reorganization through substantially identical plans maintained by the International Fund. State Street Bank and Trust ("State Street"), custodian for the European Fund, serves as the custodian for the assets of the International Fund. No certificates for International Fund shares will be issued as part of the Reorganization except upon request to the International Fund's transfer agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the European Fund and shareholders of the International Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, or a foreign person, or that acquired its Class A, B, C or R shares of the European Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their European Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/ Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that NIT and the European Fund receive an opinion from Chapman and Cutler substantially to the effect that for federal income tax purposes:

        A. The acquisition by the International Fund of the assets of the European Fund in exchange solely for Class A, B, C and R shares of the International Fund and the assumption by the International Fund of the liabilities of the European Fund will qualify as tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code.

        B. No gain or loss will be recognized by the European Fund or the International Fund upon the transfer to the International Fund of the assets of the European Fund in exchange solely for the Class A, B, C and R shares of the International Fund and the assumption by the International Fund of the liabilities of the European Fund.

        C. The International Fund's basis in the European Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the European Fund immediately prior to the transfer, and the International Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the European Fund.

        D. No gain or loss will be recognized by the shareholders of the European Fund upon the exchange of their shares of the European Fund for the Class A, B, C and R shares of the International Fund.

        E. The aggregate tax basis in the Class A, B, C and R shares of the International Fund received by the shareholders of the European Fund will be the same as the aggregate tax basis of the shares of the European Fund surrendered in exchange therefor.

        F. The holding period of the Class A, B, C and R shares of the International Fund received by the shareholders of the European Fund will include the holding period of the shares of the European Fund surrendered in exchange therefor provided such surrendered shares of the European Fund are held as capital assets by such shareholder.

In rendering its opinions, Chapman and Cutler will rely upon certain representations of the management of the International Fund and the European Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the European Fund occurring prior to the Closing and post-Closing redemption of shares of the International Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The International Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the European Fund and its shareholders.

EXPENSES

Because the benefits of the Reorganization are anticipated to accrue almost exclusively to shareholders of the European Fund, the European Fund will pay all of the costs associated with the Reorganization. However, because the Fund's investment advisor, NIAC, currently reimburses additional operating expenses above 1.30% (excluding 12b-1 service and distribution fees) for the European Fund, NIAC will effectively bear the full cost of the Reorganization. The Board of Trustees of NIT believes that these costs will be more than offset over time by the anticipated lower gross operating costs of the International Funds after the Reorganization. Management of the European Fund estimates that expenses for the Reorganization will equal approximately $130,000. The European Fund has engaged D. F. King to assist in the solicitation of proxies at an estimated cost of [$ ] plus reasonable expenses that will be paid by the European Fund.

The Board of the Trust has determined that the foregoing arrangement with respect to expenses is fair and reasonable.

Redemptions and exchanges of shares generally are taxable transactions for federal income tax purposes, unless your shares are held in an account that is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding the federal, state and local tax consequences of potential transactions.

RIGHTS OF SHAREHOLDERS

Both NIT and NIT II are open-end diversified management companies organized as Massachusetts business trusts. As such, there are no material differences in the rights of shareholders.

LEGAL MATTERS

Certain legal matters concerning NIT and NIT II and their participation in the Reorganization, the federal income tax consequences of the Reorganization and the issuance of Class A, B, C and R shares of the International Fund will be passed on by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60606. Chapman and Cutler may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

FINANCIAL STATEMENTS

For condensed financial information for the International Fund and the European Fund, see "Financial Highlights" in the European Fund's Prospectus and Appendix II to this Prospectus/Proxy Statement.

[In addition, incorporated by reference in their respective entireties are the
unaudited financial statements for the six months ended [          ] and the
audited financial statements for the fiscal year ended [          ] for the
International Fund and the European Fund.]

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semi-annual reports which NIT and NIT II have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for NIT II's registration statement containing the current Prospectus and Statement of Additional Information for International Fund is Registration No. 811-08333. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the NIT's registration statement containing the current Prospectus and Statement of Additional Information for European Fund is Registration No. 811-07619. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

NIT and NIT II are subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by NIT and NIT II (including the Registration Statement of NIT II relating to the International Fund of Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding NIT, NIT II and other registrants that file electronically with the SEC.

D. RECOMMENDATION OF THE BOARD

The Board of the Trust has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of the European Fund and its shareholders. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE INTERNATIONAL FUND AND THE EUROPEAN FUND

As of [          ], the trustees and officers of the International Fund as a group own less than 1% of the shares of the International Fund. The following
table sets forth the percentage of each person who, as of [          ], owns of
record, or is known by the Trust to own of record or beneficially, 5% or more of any class of shares of the International Fund.

---------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                   PERCENTAGE OF OWNERSHIP
---------------------------------------------------------------------------------------------
 A
 B
 C
 R

At the close of business on [          ], the record date with respect to the
Special Meeting of shareholders of the European Fund, there were [          ]
Class A shares, [          ] Class B shares, [          ] Class C shares and
[          ] Class R shares of the Fund. As of [          ], the trustees and
officers of the European Fund as a group own less than 1% of the outstanding shares of the European Fund. The following table sets forth the percentage of
each person who, as of [          ], owns of record, or is known by the Trust to
own of record or beneficially, 5% or more of any class of shares of the European Fund. The table also sets forth the proforma percentages of the International Fund shares that would have been owned by such parties if the Reorganization had
occurred on           . These amounts may differ at the time of closing.

------------------------------------------------------------------------------------------------------------------
                                                                                                         PRO FORMA
                                                                                                      OWNERSHIP OF
                                                                                                INTERNATIONAL FUND
                                                                      PERCENTAGE OF OWNERSHIP         SHARES AFTER
CLASS                     NAME AND ADDRESS OF OWNER                      OF THE EUROPEAN FUND       REORGANIZATION
------------------------------------------------------------------------------------------------------------------
 A
 B
 C
 R

B. SHAREHOLDER PROPOSALS

As a general matter, the International Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the European Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the International Fund or the European Fund should send such proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

C. INFORMATION INCORPORATED BY REFERENCE

For more information with respect to NIT II and the International Fund concerning the following topics, please refer to the current prospectus of the International Fund attached as Appendix II as indicated: (i) see the discussion "The Fund" and "How We Manage Your Money" for further information regarding the International Fund investment policies, performance and expenses; (ii) see the discussion "How We Manage Your Money -- Who Manages the Fund" for further information regarding management of the International Fund; and (iii) see the discussions "How You Can Buy and Sell Shares" and "General Information" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

For more information with respect to NIT and the European Fund concerning the following topics, please refer to the European Fund's Prospectus as indicated:
(i) see the discussion "The Fund" and "How We Manage Your Money" for further information regarding the European investment policies, performance and expenses; (ii) see the discussion "How We Manage Your Money -- Who Manages the Funds" for further information regarding management of the European Fund; and
(iii) see the discussions "How You Can Buy and Sell Shares" and "General Information" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

D. MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

A discussion of the performance of the International Fund taken from its Annual Report to shareholders for the fiscal year ended June 30, 2002, is set forth below. Please note that on October 7, 2002, the shareholders of the International Fund voted to change the Fund's sub-adviser from Columbus Circle Investors to NWQ. The performance discussion below reflects the performance of CCI and does not reflect the analysis or strategies of the Fund's current sub-adviser, NWQ.

During the reporting period, the Nuveen International Growth Fund featured portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $3.5 billion in assets under management. To help you understand the Fund's performance during the 12 months ended July 31, 2002, we spoke with Cliff Fox, portfolio manager of the Fund and senior managing director of CCI, the Fund's sub-adviser during this period.

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. In a sluggish economic environment, the Fund had a total return of -14.00 percent for the 12 months ended July 31, 2002 (Class A shares at net asset value). Although this result was disappointing on an absolute basis, the Fund's total return surpassed that of two indexes we use to evaluate our performance:

    - The Morgan Stanley Capital International (MSCI) All-Country World Index Free ex USA/1/, which measures the performance of international stock markets, declined 15.23 percent during the this time period.

    - The average international stock mutual fund, represented by the Lipper International Funds Index/2/, fell 14.32 percent during the same time frame. We attribute this relative performance in part to our stock selection approach, which focuses on companies whose fundamentals are improving faster than the investment community expects.

Q. WHAT WERE SOME OF THE MAJOR ECONOMIC AND MARKET FACTORS THAT INFLUENCED THE FUND'S RESULTS?

A. Many of the factors that depressed stock prices here in the United States had a similar impact abroad. Overinvestment in the technology and telecommunications sectors, coupled with sharp cutbacks in corporate technology budgets, continued to depress worldwide economic growth and generate sharp stock market losses. World events such as the aftermath of the September 11 attacks, ongoing Middle East violence, and the threat of nuclear conflict between India and Pakistan also had a negative impact on market performance. Despite these influences, economic growth in the U.S. and, to a lesser extent, worldwide was stronger than expected. Here at home, consumer spending remained high, thanks largely to the inexpensive mortgages and car loans made possible by low interest rates. By the end of the period, world economies appeared to be recovering from recession to various degrees -- though investors seemingly need further confidence in the recovery before stock markets can regain their long-term footing.

Q. WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THIS VOLATILE PERIOD?

A. In all types of market conditions, we take the same general approach to picking stocks; we look for companies that display positive momentum and positive surprise. In other words, we want to invest in strong companies that are getting stronger, or businesses that are exceeding investor and analyst expectations and may continue to do so.

    During the past 12 months, this approach led us away from many technology and telecommunications businesses, which continued to struggle with stockpiles of unsold inventory. Instead, we focused on companies whose profits appeared reasonably secure, in our opinion. For example, we found attractive opportunities in the consumer staples sector, especially in large companies with strong brand names. We also continued to invest in a wide variety of healthcare businesses, which, despite the economic slowdown, managed to generate solid earnings.

The Fund's portfolio remained broadly diversified across multiple countries, with a large portion of our investments centered on Western Europe. We also gradually increased our holdings in Japanese stocks to reflect our somewhat more favorable outlook on Japan's economy. Our investments in emerging markets stocks continued to be limited, especially in Pacific Rim countries whose fortunes are closely tied to the flagging technology and telecommunications sectors.

Q. WHAT WERE SOME STOCKS WITH A POSITIVE IMPACT ON FUND PERFORMANCE?

A. One stock that continued to perform well for the Fund was Nichii Gakkan, a Japanese company that provides home nursing services as well as helps manage hospitals and clinics. The company continued to benefit from its recent restructuring efforts. In addition, we believe the company has been well positioned to grow its earnings in light of Japan's rapidly aging population.

    Another positive investment for the Fund was Grupo Ferrovial, a large engineering and construction company based in Spain. The company develops, maintains, and manages toll roads, airports, and other facilities, earning fees as each facility is used. Spain's infrastructure is somewhat less developed than that of the rest of Europe, and Ferrovial has been the main beneficiary of efforts to upgrade that infrastructure. Consequently, Ferrovial's concessions business boosted the company's earnings. A similar business, Autostrade S.p.A., operates toll roads in Italy and throughout Europe. Its performance was strong during the period, helping the Fund.

Q. DID ANY STOCKS NEGATIVELY INFLUENCE PERFORMANCE?

A. One disappointing performer for the Fund was IntesaB-ci, an Italian banking group with nearly 4,500 branches in Italy and 40 other countries. We bought this stock thinking that the company's new management and restructuring proposals would generate favorable results. Unfortunately, IntesaBci had substantial operations in Brazil, which was suffering from rising debt and a steadily weakening currency. As the situation continued to deteriorate, so did the stock. Consistent with our investment discipline, we sold our holdings in IntesaBci, but not before the stock's price declined.

    AstraZeneca, a leading London based pharmaceutical company, was another disappointment for the Fund during the period. The company is developing Crestor, a much heralded anti-cholesterol drug that analysts believe is critical to the company's future. When concerns arose about the medicine's potential side effects and delays in obtaining U.S. regulatory approval, AstraZeneca's stock fell and was eliminated from the Fund's portfolio.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

(1) The Morgan Stanley Capital International All-Country World Index Free ex USA is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 48 countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

(2) The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

                      VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the European Fund are entitled to one vote per share on matters as to which they are entitled to vote. The European Fund does not utilize cumulative voting.

Each valid proxy given by a shareholder of the European Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes "FOR" the proposal and are treated as votes "AGAINST." [A majority] of the outstanding shares of the Fund entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the European Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the European Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

[Shareholders of the European Fund are not entitled to dissenters' rights or rights of appraisal.]

Shareholders of the International Fund are not required to approve the Reorganization.

APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE EUROPEAN FUND ENTITLED TO VOTE.

In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the persons named in the proxies determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the European Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

Proxies of shareholders of the European Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

April   , 2003

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                   APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of _________, 2003, by and between the Nuveen NWQ International Value Fund (the "Acquiring Fund"), a series of the Nuveen Investment Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Acquiring Fund Trust"), and the Nuveen European Fund (the "Acquired Fund"), a series of the Nuveen Investment Trust (the "Acquired Fund Trust").

                                   WITNESSETH:

         WHEREAS, the Board of Trustees of the Acquiring Fund Trust and the Acquired Fund Trust, on behalf of the Acquiring Fund and Acquired Fund respectively, have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

         WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       PLAN OF TRANSACTION.

         A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. Consideration. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will
(i) deliver to the Acquired Fund, full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund having aggregate net asset value in an amount equal to the aggregate value of Class A, Class B, Class C and Class R shares, respectively, of the Acquired Fund determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's liabilities as described in
Section 3E hereof (the "Liabilities"). The calculation of full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. The Acquiring Fund Shares shall consist of a number of full and fractional Class A, Class B, Class C and

Class R shares of the Acquiring Fund that will permit the Acquired Fund to make the distribution described below. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the Amount determined pursuant to this Section 1B and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund in accordance with their holdings of Class A, Class B, Class C or Class R shares of the Acquired Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.

2.       CLOSING OF THE TRANSACTION.

         Closing Date. The closing shall occur June 13, 2003 or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date").

3.       PROCEDURE FOR REORGANIZATION.

         A. Valuation. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

         B. Delivery of Fund Assets. The Assets shall be delivered to State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Acquired Fund.

         C. Failure to Deliver Securities. If the Acquired Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

         D. Shareholder Accounts. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class B, Class C and Class R shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest of the Acquired Fund shall become null and void.

         E. Liabilities. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. Expenses. In the event that the transactions contemplated herein are consummated the Acquired Fund agrees to pay (i) for the reasonable outside expenses of the Acquired Fund and the Acquiring Fund for the transactions contemplated herein which are solely and directly related to the reorganization; including, but not by way of limitation, the preparation of the Acquiring Fund Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the Acquired Fund shareholder proxies; (ii) the Acquired Fund's and Acquiring Fund's legal counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses of the Acquired Fund and the Acquiring Fund incurred to the date of termination of this Agreement shall be borne by the Acquired Fund.

         G. Liquidation and Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund Trust and the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund as a series in accordance with Massachusetts law and the Trust's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.       ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES.

         The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. Organization. The Acquired Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquired Fund is a separate series of the Acquired Fund Trust duly designated in accordance with the applicable provisions of the Acquired Fund Trust's Declaration of Trust. The Acquired Fund Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

         B. Registration. The Acquired Fund Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a diversified series of the Acquired Fund Trust. The Acquired Fund Trust and the Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters' rights.

         C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for
the fiscal year ended [           ], true and complete copies of which have been
heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of [________________] and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. Financial Statements. The Acquired Fund shall furnish to the Acquiring Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in
net assets of the Acquired Fund for the period ended [           ] and (ii) an
unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

         E. Contingent Liabilities. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

         F. Material Agreements. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

         G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. Corporate Authority. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Fund Trust's Board of Trustees, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.

         I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Acquired Fund Trust's Declaration of Trust or the Designation of Series of the Acquired Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligations to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act of 1933 (the "Securities Act"), the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).

         J. Title. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         K. Prospectus/Proxy Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4K apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.

         L. Tax Qualification. The Acquired Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending on or prior to the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years on or prior to the Closing Date.

         M. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         N. Further Representations. The Acquired Fund has a valid business purpose for undertaking the reorganization; the fair market value of the Acquiring Fund Shares and other consideration received by each Acquired Fund shareholder will be approximately equal to the fair market value of the

Acquired Fund shares surrendered in the reorganization; there is no present plan or intention by the Acquired Fund shareholders who own 5 percent or more of the Acquired Fund shares and, to the knowledge of the Acquired Fund, there is no present plan or intention by the remaining Acquired Fund shareholders to sell, exchange, or otherwise dispose of to Acquiring Fund or any person related to Acquiring Fund a number of Acquiring Fund Shares received in the reorganization that would reduce the Acquired Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the reorganization, of less than 50 percent of the value of all of the formerly outstanding Acquired Fund shares as of the same date. For the purposes of this representation, Acquired Fund shares exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional Acquiring Fund Shares will be treated as outstanding Acquired Fund shares on the date of the reorganization. Moreover, Acquired Fund shares and Acquiring Fund Shares held by Acquired Fund shareholders and otherwise sold, redeemed or disposed of to Acquiring Fund or Acquired Fund or any person related to either prior or subsequent to the reorganization will be considered in making this representation; there is no intercorporate indebtedness existing between Acquired Fund and Acquiring Fund that was issued, acquired or will be settled at a discount; Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of section 368(a)(3)(A) of the Code; the fair market value of the assets of Acquired Fund will equal or exceed the sum of the liabilities to which such assets are subject. Any liabilities assumed by Acquiring Fund were incurred by Acquired Fund in the ordinary course of business. Acquired Fund will distribute the Acquiring Fund Shares, securities and other property it receives in the transaction, and any other properties held by it in pursuance of the plan of reorganization.

5.       THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

         The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

         A. Organization. The Acquiring Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquiring Fund is a separate series of the Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust's Declaration of Trust. The Acquiring Fund Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the Acquiring Fund Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. Registration. The Acquiring Fund Trust is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified series of the Acquiring Fund Trust. The Acquiring Fund Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters rights.

         C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for
the fiscal year ended [          ], true and complete copies of which have been
heretofore furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. Financial Statements. The Acquiring Fund shall furnish to the Acquired Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in
net assets of the Acquiring Fund for the period ended [          ], and (ii) an
unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. Contingent Liabilities. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

         F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

         G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. Corporate Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.

         I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) violate any provision of the Acquiring Fund Trust's Declaration of Trust or the Designation of Series of the Acquiring Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).

         J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. Shares of the Acquiring Fund Registration. The Acquiring Fund Shares to be issued pursuant to Section I hereof will be duly registered under the Securities Act and all applicable state securities laws.

         L. Shares of the Acquiring Fund: Authorization. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section I hereof have been duly authorized and, when issued in accordance with this

Agreement, will be validly issued and fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) by the Acquiring Fund Trust and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

         M. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

         N. Tax Qualification. The Acquiring Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date.

         O. Further Representations. The Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Acquired Fund prior to the reorganization solely in exchange for voting shares of Acquiring Fund. For the purposes of this representation, amount paid by Acquired Fund to dissenters, amounts used by Acquired Fund to pay its reorganization expenses, amounts paid by Acquired Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for regular, normal dividends) made by Acquired Fund immediately preceding the transfer will be included as assets of Acquired Fund held immediately prior to the transaction. Acquiring Fund further represents that: Acquiring Fund has a valid business purpose for undertaking the reorganization; the fair market value of the Acquiring Fund Shares and other consideration received by each Shareholder will be approximately equal to the fair market value of the Acquired Fund Stock surrendered in the reorganization; Acquiring Fund has no plan or intention to reacquire any of its stock issued in the reorganization other than through the ordinary course of business; Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Acquired Fund acquired in the reorganization, except for dispositions made in the ordinary course of business; following the reorganization. There is no inter-corporate indebtedness existing between Acquiring Fund and Acquired Fund that was issued, acquired or will be settled at a discount. Acquiring Fund does not own, directly or indirectly, not has it owned during the past five years, directly or indirectly, any stock of Acquired Fund. Following the reorganization, Acquiring Fund will have the same officers as Acquired Fund. Following the reorganization, Acquiring Fund will have the same investment advisor as Acquired Fund. Following the reorganization, Acquiring Fund will continue, as part of its overall investment strategy, to invest in established, well-known European companies with at least $1 billion in market capitalization
(i) that are selling for less than their intrinsic worth and (ii) where a catalyst, such as a management change or an improved industry outlook, will unlock the stock's unrecognized value, which was the overall investment strategy of Acquired Fund before the reorganization. Following the reorganization, Acquiring Fund will continue to actively manage its investments, including the assets acquired from Acquired Fund and retained by Acquiring Fund. Following the reorganization, Acquiring Fund will use at least one-fifth of Acquired Fund's historic business assets in a business and has no plan or intention to sell any of such one-fifth of Acquired Fund's historic business assets other than in the ordinary course of conducting Acquiring Fund's trade or business.

6.       COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

         A. Other Actions. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. Government Filings; Consents. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Massachusetts.

         C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

         D. Access to Information. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. Shareholders Meeting. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. Coordination of Portfolios. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired

Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

         G. Distribution of the Shares. At Closing the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

         H. Brokers or Finders. Each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.

         J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

         K. Tax Status of Reorganization. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund Trust, the Acquiring

Fund Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler, counsel to the Acquired Fund, to render the tax opinion contemplated herein.

         L. Declaration of Dividend. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.       CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

         The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:

         A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest in the Acquired Fund.

         B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. Tax Opinion. The Acquired Fund shall have obtained an opinion from Chapman and Cutler, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code, substantially in the form attached as Annex A.

         G. Opinion of Counsel. The Acquired Fund shall have received the opinion of Chapman and Cutler, counsel for the Acquiring Fund Trust and Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that: (i) the Acquiring Fund Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;" (ii) the Board of Trustees of the Acquiring Fund Trust has duly designated the Acquiring Fund as a series of the Acquiring Fund Trust pursuant to the terms of the Declaration of Trust of the Acquiring Fund Trust; (iii) the Acquiring Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (v) neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund Trust or Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund Trust's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund Trust as being applicable to the Acquiring Fund Trust or the Acquiring Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund, (vii) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Massachusetts and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund Trust or the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund Trust and the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

         H. Officer Certificates. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

8.       CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

         A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Acquired Fund.

         B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. No Injunctions or Restraints, Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Chapman and Cutler, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code substantially in the form attached as Annex A.

         G. Opinion of Counsel. The Acquiring Fund shall have received the opinion of Chapman and Cutler, counsel for the Acquired Fund Trust and the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;" (ii) the Board of Trustees of the Acquired Fund Trust has duly designated the Acquired Fund as a series of the Acquired Fund Trust pursuant to the terms of the Declaration of Trust of the Acquired Fund Trust; (iii) the Acquired Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund Trust and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law);
(v) neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund Trust or Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund Trust as being applicable to the Acquired Fund Trust or Acquired Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Massachusetts or Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

         H. Shareholder List. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W-9 and last known address.

         I. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that (ii) from the date of this Agreement through the Closing Date, there shall not have been:

                  (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

                  (2) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;

                  (3) any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement;

                  (4) any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

                  (5) any amendment of the Acquired Fund Trust's Declaration of Trust or Designation of Series of the Acquired Fund; or

                  (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9.       AMENDMENT, WAIVER AND TERMINATION.

         A. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund, provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which would have a material adverse affect on the interests of the Acquired Fund's shareholders without obtaining Acquired Fund's shareholder approval thereof.

         B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

                  (1) by the mutual consents of the Board of the Acquiring Fund Trust and Acquired Fund Trust on behalf of the Acquired Fund and Acquiring Fund, respectively;

                  (2) by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, or agreements contained in this Agreement and fails to cure such breach after receipt of notice thereof,

                  (3) by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof,

                  (4) by either the Acquired Fund or Acquiring Fund, if the
         Closing has not occurred on or prior to [         ] (provided that the
         rights to terminate this Agreement pursuant to subsection (C)(4) shall not be available to any party whose failure fulfill any of its obligations under this Agreement has been the of or resulted in the failure of the Closing to occur on or before such date);

10.      REMEDIES.

         In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9C, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.

11.      SURVIVAL.

         The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12.      NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Acquired Fund c/o Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois, 60606, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14.      BOOKS AND RECORDS.

         The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three
years after the Closing Date and for the last three tax years ending [       ],
[           ], and [           ]; namely, general ledger, journal entries,
voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

15.      GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16.      LIMITATION OF LIABILITY.

         Consistent with the Acquiring Fund Trust's and the Acquired Fund Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of each Trust on behalf of the Acquiring Fund and the Acquired Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund Trust, Acquired Fund Trust, Acquiring Fund or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                          ACQUIRED FUND TRUST, on behalf of
                                            ACQUIRING FUND


                                          By:
                                             ----------------------------------
                                              Title:
                                                    ----------------------------


Attest:
        -----------------------------
Title:
      -------------------------------


                                          ACQUIRED FUND TRUST, on behalf of
                                            ACQUIRING FUND



                                          By:
                                             ----------------------------------
                                              Title:
                                                    ----------------------------

Attest:
        -----------------------------
Title:
      -------------------------------

                                   APPENDIX II

                 Nuveen NWQ International Value Fund Prospectus

                       NUVEEN NWQ INTERNATIONAL VALUE FUND
                                   a Series of
                           NUVEEN INVESTMENT TRUST II
                               333 West Wacker Dr.
                             Chicago, Illinois 60606
                            Telephone: (312) 917-7700

STATEMENT OF ADDITIONAL INFORMATION

Special Meeting of Shareholders of the Nuveen European Value Fund, a Series of Nuveen Investment Trust.


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated April __, 2003 of Nuveen Investment Trust II (the "Trust") for use in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Nuveen European Value Fund (the "European Value Fund"), to be held on June 11, 2003. At the Special Meeting shareholders of the European Value Fund will be asked to approve the combination of the European Value Fund with the Nuveen NWQ International Value Fund (the "Fund"), a series of the Trust (the "Reorganization") as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-257-8787.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

         A Statement of Additional Information for the Trust dated October 7, 2002 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Annual and semi-annual reports for the European Value Fund and for the Fund are attached hereto as Appendices II, III, IV and V, respectively, and are incorporated herein by reference, and pro forma financial statements for the European Value Fund and the Fund are attached hereto.

         The date of this Statement of Additional Information is April __, 2003.

                                TABLE OF CONTENTS

                                                                PAGE
HISTORY.....................................................     2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.......     2
MANAGEMENT OF THE FUND......................................     2
INVESTMENT ADVISORY AND OTHER SERVICES......................     3
BROKERAGE ALLOCATION AND OTHER PRACTICES....................     3
CAPITAL STOCK AND OTHER SECURITIES..........................     3
PURCHASE, REDEMPTION AND PRICING OF SHARES..................     3
TAXATION OF THE FUND........................................     3
UNDERWRITERS................................................     3
CALCULATION OF PERFORMANCE DATA.............................     3
FINANCIAL STATEMENTS........................................     4

Appendix I--Nuveen Investment Trust II Statement of Additional Information dated October 7, 2002.

Appendix II--Nuveen European Value Fund Annual Report containing Audited Financial Statements dated August 28, 2002.

Appendix III--Nuveen European Value Fund Semi-Annual Report containing Unaudited Financial Statements dated February 26, 2003.

Appendix IV--Nuveen NWQ International Value Fund Annual Report containing Audited Financial Statements dated October 4, 2002.

Appendix V-- Nuveen NWQ International Value Fund Semi-Annual Report containing Unaudited Financial Statements dated ________, 2003.

Appendix VI--Pro Forma Financial Statements for Nuveen European Value Fund and Nuveen NWQ International Value Fund

FUND HISTORY

         This Statement of Additional Information relates to Nuveen Investment Trust II, a Massachusetts business trust (the "Trust"), and Nuveen NWQ International Value Fund (the "Fund"), an investment portfolio of the Trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate portfolio of shares of beneficial interest of the Trust. For further information concerning the Trust and the Fund in general see the headings "General Information" and "General Trust Information" in the Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

         For a discussion of the Fund's investment objectives and techniques and related investment policies, see heading "Investment Policies and Techniques" in the Trust's Statement of Additional Information attached hereto as Appendix II. For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Investment Policies and Restrictions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

MANAGEMENT OF THE FUND

         For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Fund, see heading "Management" in the Trust's Statement of Additional Information attached hereto as Appendix I.

INVESTMENT ADVISORY AND OTHER SERVICES

         For a discussion of the Fund's advisory and management-related services agreements and plans of distribution, see headings "Fund Manager and Sub-Adviser" and "Distribution and Service Plans," in the Trust's Statement of Additional Information attached hereto as Appendix I.

   BROKERAGE ALLOCATION AND OTHER PRACTICES

         For a discussion of the Trust's brokerage policy, see heading "Portfolio Transactions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

   CAPITAL STOCK AND OTHER SECURITIES

         For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see headings "General Trust Information" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For a description of the purchase and redemption procedures for the Trust's shares and a discussion of the Trust's valuation and pricing procedures, see headings "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs" and "Net Asset Value" in the Trust's Statement of Additional Information attached hereto as Appendix I.

 TAXATION OF THE FUND

         For a discussion of any tax information relating to ownership of the Fund's shares, see heading "Tax Matters" in the Trust's Statement of Additional Information attached hereto as Appendix I.

   UNDERWRITERS

         For a discussion of the Trust's underwriters, see heading "Distribution and Service Plans" in the Trust's Statement of Additional Information attached hereto as Appendix I.

   CALCULATION OF PERFORMANCE DATA

         For a description and quotation of certain performance data used by the Trust, see heading "Performance Information" in the Trust's Statement of Additional Information attached hereto as Appendix I.

 FINANCIAL STATEMENTS

         Audited financial statements for the European Value Fund for its most recent fiscal year, and the report thereon by Pricewaterhouse Coopers LLP, independent auditors, are attached hereto as Appendix II and are incorporated by reference herein.

         The semi-annual report for the European Value Fund, which include unaudited financial statements, dated February 26, 2003, is attached hereto as Appendix III and is incorporated by reference herein.

         Audited financial statements for the Fund for its most recent fiscal year, and the report thereon by Pricewaterhouse Coopers LLP, independent auditors, are attached hereto as Appendix IV and are incorporated by reference herein.

         The semi-annual report for the Fund, which include unaudited financial statements, dated _______, 2003, is attached hereto as Appendix V and is incorporated by reference herein.

         Pro forma financial statements for the Fund and the European Value Fund are attached hereto as Appendix VI and are incorporated by reference herein.

                                   APPENDIX I

         Nuveen Investment Trust II Statement of Additional Information

                                   APPENDIX II

                    Nuveen European Value Fund Annual Report incorporated by reference to the annual report filed on August 28, 2002

                                  APPENDIX III

                  Nuveen European Value Fund Semi-Annual Report incorporated by reference to the semi-annual report filed on February 26, 2003

                                   APPENDIX IV

                Nuveen NWQ International Value Fund Annual Report incorporated by reference to the annual report filed on October 4, 2002

                                   APPENDIX V

             Nuveen NWQ International Value Fund Semi-Annual Report incorporated by reference to the semi-annual report filed on ______, 2003

                                   APPENDIX VI

                  Pro Forma Financial Statements for Nuveen NWQ
             International Value Fund and Nuveen European Value Fund

PART C: OTHER INFORMATION

Item 15: Indemnification

Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person:

         (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

         (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

         (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

         (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

         (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

-----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the

Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits:

(1)(a).       Declaration of Trust of Registrant.(1)

(1)(b).       Certificate for the Establishment and Designation of Series dated
              June 27, 1997.(1)

(1)(c).       Certificate for the Establishment and Designation of Classes dated
              June 27, 1997.(1)

(1)(d).       Amended and Restated Establishment and Designation of Series dated
              August 13, 1997.(1)

(1)(e).       Amended Establishment and Designation of Series dated
              September 11, 2000.(9)

(1)(f).       Form of Amended Designation of Series dated October 7, 2002.(12)

(2).          By-Laws of Registrant.(1)

(3).          Not applicable.

(4).          See Appendix I attached to the Proxy Statement/Prospectus.

(5).          Specimen certificate of Shares of the Registrant.(2)

(6)(a).       Management Agreement between Registrant and Nuveen Institutional
              Advisory Corp.(2)

(6)(b). Sub-Advisory Agreement between Nuveen Institutional Advisory Corp and Rittenhouse.(2)

(6)(c).       Management Agreement between Registrant and Nuveen Institutional
              Advisory Corp.(7)

(6)(d).       Investment Sub-Advisory Agreements between Nuveen Institutional
              Advisory Corp. and Columbus Circle Investors, LLC.(7)

(6)(e).       Form of Investment Sub-Advisory Agreement between Nuveen
              Institutional Advisory Corp. and NWQ Investment Management
              Company, LLC.(12)

(6)(f).       Renewal of Investment Management Agreement between Registrant and
              Nuveen Institutional Advisory Corp.(12)

(7)(a).       Distribution Agreement between Registrant and Nuveen Investments.(4)

(7)(b).       Renewal of Distribution Agreement between Registrant and Nuveen
              Investments.(11)

(7)(c).       Renewal of Distribution Agreement between Registrant and Nuveen
              Investments.(12)

(7)(d).       Form of Dealer Distribution and Shareholder Servicing
              Agreement.(13)

(8).          Not applicable.

(9)(a).       Custodian Agreement between Registrant and State Street Bank and
              Trust Company.(15)

(9)(b). Global Custody Agreement between Registrant and State Street Bank and Trust Company.(15)

(11)(a).      Opinion and Consent of Chapman and Cutler dated _____________.(15)

(11)(b).      Opinion and Consent of Bingham McCutchen LLP dated ___________(15)

(12)          Opinion and Consent of Chapman and Cutler dated __________.(15)

(13).         Not applicable.

(14).         Consent of Independent Public Accountants.(15)

(16).         Original Powers of Attorney for Messrs. Schwertfeger, Evans,
              Leafstrand, Kissick, Bennett and Ms. Wellington, Trustees, authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
              Statement.(14)

(17).         Form of Proxy.(14)

--------

(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.

(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.

(3) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.

(4) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.

(5) Incorporated by reference to the post effective amendment no. 3 filed on Form N-1A for Registrant.

(6) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.

(7) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.

(8) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.

(9) Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.

(10) Incorporated by reference to the post-effective amendment no. 8 filed on Form N-1A for Registrant.

(11) Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.

(12) Incorporated by reference to the post-effective amendment No. 10 filed on Form N-1A for Registrant.

(13) Incorporated by reference to the post-effective amendment No. 11 filed on Form N-1A for Registrant.

(14) Filed herewith.

(15) To be filed by amendment.

Item 17: Undertakings

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items o the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filled under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this registration statement has been signed on behalf of the registrant, in the City of Chicago, and State of Illinois, on the 6th day of March, 2003.

                                                NUVEEN INVESTMENT TRUST II

                                                /s/  Jessica R. Droeger
                                                ----------------------------
                                                Jessica R. Droeger
                                                Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                  Title                          Date
---------                  ------                         ----
/s/  STEPHEN D. FOY       Vice President and          March 6, 2003
------------------------  Controller (Principal     ------------------
Stephen D. Foy            Financial and
                          Accounting Officer)

Timothy R. Schwertfeger   Chairman, Trustee    )    By /s/ Jessica R. Droeger
                                               )       Jessica R. Droeger
                                               )       Attorney-in-Fact
                                               )       March 6, 2003
                                               )       ------------------
                                               )

William E. Bennett          Trustee            )
Jack B. Evans               Trustee            )
William L. Kissick          Trustee            )
Thomas E. Leafstrand        Trustee            )
Sheila W. Wellington        Trustee            )


An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and are being filed with the Securities and Exchange Commission herewith.

                                  EXHIBIT INDEX

Exhibit
Number                           Exhibit
------                           -------
(16)              Powers of Attorney for Messrs. Schwertfeger, Bennett, Evans, Leafstrand,
                  Kissick and Ms. Wellington.

(17)              Form of Proxy.
